January 24, 2005

Fourth Quarter 2004 Earnings Call

NASDAQ: “CCBI”

This presentation may include forward-looking statements related to the plans, beliefs and goals of the Company, its subsidiaries, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally;
the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; changes in the securities markets. The Company undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Regulation FD

3rd largest multi-family originator in CA with 3.4%
market share for the 12 months ended 9/30/04 (source:

Franchise Positioned for Strong Growth

27th Largest Thrift in U.S., 6th Largest in CA (source: SNL
Datasource).

CCB was the fastest growing savings institution in
California over the 36 months ended 9/30/04 (source

www.fdic.gov).

Dataquick Information Systems).

One of California’s premier community-based retail
deposit franchises.

Amongst the most efficient operations in the industry.

Statewide Presence

21 Southern California

     Banking Offices

        (#21 opened in Beverly Hills on October 4, 2004

         #22 opens in San Mateo in early 2005

         #23 opens in Newport Coast in mid-2005)

10 Statewide Loan Offices

CCBI Highlights

Financial Position

  Total Assets

   Loans Held for Investment, net

   Deposits

   Equity

   Tangible Equity

Dec 31, 2004

$5.02 billion

$3.91 billion

$2.26 billion

$625 million

$262 million

Sept 30, 2004

$4.97 billion

$3.86 billion

$2.30 billion

$609 million

$245 million

Financial Results

   Net Income

   Return on Average Equity

   Return on Avg.Tang. Equity

   Return on Average Assets

   Return on Avg.Tang. Assets

   Net Interest Margin

   Efficiency Ratio

   Total Loan Originations

Quarter Ended

12/31/2004

$20.2 million

13.06%

31.55%

1.61%

1.73%

3.38%

28.13%

$541 million

Quarter Ended

9/30/2004

$18.0 million

12.02%

30.55%

1.50%

1.62%

3.49%

30.59%

$583 million

$0.19

$0.22

$0.28

$0.32

$0.36

$-

$0.05

$0.10

$0.15

$0.20

$0.25

$0.30

$0.35

$0.40

12/03

3/04

6/04

9/04

12/04

Diluted Earnings per Share

Superior Earnings Performance

(1) AGR – Annual Growth Rate 12/03 to 12/04

$2.97

$3.35

$4.13

$4.51

$4.80

$-

$1.00

$2.00

$3.00

$4.00

$5.00

12/03

3/04

6/04

9/04

12/04

Tangible Book Value per Share

Equity Ratios

(1) AGR – Annual Growth 12/03 to 12/04

Equity Ratios

$3.41

$3.78

$10.97

$11.20

$11.47

$-

$2.00

$4.00

$6.00

$8.00

$10.00

$12.00

12/03

3/04

6/04

9/04

12/04

Book Value Per Share

Profitability Ratios

1.56%

1.56%

1.57%

1.50%

1.61%

0.0%

0.5%

1.0%

1.5%

2.0%

12/03

3/04

6/04

9/04

12/04

Return on Average Assets

Profitability Ratios

1.57%

1.57%

1.63%

1.62%

1.73%

0.00%

0.50%

1.00%

1.50%

2.00%

12/03

3/04

6/04

9/04

12/04

Return on Average Tangible Assets

Profitability Ratios

28.6%

29.9%

32.6%

30.6%

31.6%

0%

5%

10%

15%

20%

25%

30%

35%

12/03

3/04

6/04

9/04

12/04

Return on Average Tangible Equity

Profitability Ratios

24.8%

26.3%

17.7%

12.0%

13.1%

0%

5%

10%

15%

20%

25%

30%

12/03

3/04

6/04

9/04

12/04

Return on Average Equity

$1.72

$1.96

$4.74

$4.97

$5.02

$-

$1

$2

$3

$4

$5

12/03

3/04

6/04

9/04

12/04

Total Assets

($ in billions)

Balance Sheet Growth

Loan Originations Support
Balance Sheet Growth

$274.9

$230.1

$418.9

$545.0

$495.7

$-

$100

$200

$300

$400

$500

$600

12/03

3/04

6/04

9/04

12/04

Core Loan Originations

($ in millions)

Balance Sheet Growth

$1.05

$1.20

$3.70

$3.91

$3.96

$0

$1

$2

$3

$4

89%

87%

56%

57%

61%

12/03

3/04

6/04

9/04

12/04

Loans Held for Investment

Multi-Family

All other loans

($ in billions)

Loan Portfolio Mix

12/2004

Land

$56 mm

1%

Construction

$225 mm

6%

Multi-Family

$2,397 mm

61%

Commercial RE

$420 mm

11%

Single Family

$842 mm

21%

Business Loans

$16 mm

<1%

09/2004

Single Family

$958 mm

25%

Construction

$214 mm

5%

Land

$56 mm

1%

Business Loans

$13 mm

<1%

Multi-Family

$2,235 mm

57%

Commercial RE

$435 mm

11%

Nationwide

(1)

Western Region

(1)

CCBI

Multi-family

0.15%

0.06%

0.00%

Single family

0.52%

0.51%

0.03%

Commercial Real Estate

0.81%

1.08%

0.00%

Construction and Land Loans

0.77%

0.93%

0.92%

Noncurrent Loans to

Total Loans

Multi-family, Single family, Commercial Real Estate, Construction and

Land Loans account for 99.6% of the Company's total loans.

Asset Quality of Real Estate Loans

Multi-family

                                Loan to Value

                                Debt Coverage Ratio

Commercial RE

                                Loan to Value

                                Debt Coverage Ratio

Single Family Residential

                                Loan to Value

Values are weighted average ratios, at origination

LTV and DCR of Fourth Quarter 2004
Originations

67.5%

  1.23:1

62.2%

  1.32:1

63.5%

Consistent Underwriting

Multi-family and Commercial real estate loan

originations by average LTV and DCR

1.29

1.29

1.33

1.30

1.31

1.33

1.30

1.31

1.27

1.30

1.32

1.32

1.35

1.28

1.29

1.24

69.1%

68.9%

70.0%

70.6%

70.4%

68.4%

68.5%

69.7%

69.7%

67.8%

66.7%

65.1%

67.2%

67.8%

68.4%

67.1%

0.50

0.75

1.00

1.25

1.50

3/01

6/01

9/01

12/01

3/02

6/02

9/02

12/02

3/03

6/03

9/03

12/03

3/04

6/04

9/04

12/04

Debt Coverage Ratio

Loan to Value

Interest Rate Comparison

(Interest Rate, in percent)

CCBI’s loan rates adjust based on 12MAT, 1yr CMT, 6mo LIBOR, 6mo CMT and Prime, plus a margin

0

1

2

3

4

5

6

7

8

9

10

11

12

Dec-

88

Dec-

89

Dec-

90

Dec-

91

Dec-

92

Dec-

93

Dec-

94

Dec-

95

Dec-

96

Dec-

97

Dec-

98

Dec-

99

Dec-

00

Dec-

01

Dec-

02

Dec-

03

Dec-

04

12 MAT

6mo Libor

Fed Funds

Prime

6m CMT

1yr CMT

Historical and Forecasted 12MAT

(Index Rate, in percent)

0.0

0.5

1.0

1.5

2.0

2.5

Jan-03

Apr-03

Jul-03

Oct-03

Jan-04

Apr-04

Jul-04

Oct-04

Jan-05

Apr-05

Actual

Forecasted

Investment Securities

33%

26%

11%

10%

10%

0%

5%

10%

15%

20%

25%

30%

35%

12/03

3/04

6/04

9/04

12/04

Securities to Total Assets

($ in millions)

Changing Deposit Mix

60%

$2,256.8

65%

$645.6

50%

$736.3

52%

$2,443.9

55%

$2,298.6

$-

$500

$1,000

$1,500

$2,000

$2,500

12/03

3/04

6/04

9/04

12/04

Total Deposits

Transaction Accounts

Time Deposits

Deposit Composition

CD

$1,227 mm

Money

Market

$837 mm

Savings

$198 mm

DDA

Checking

$182 mm

CD

$1,114 mm

Savings

$294 mm

DDA

Checking

$173 mm

Money

Market

$718 mm

CD

$1,026 mm

Savings

$336 mm

Money

Market

$719 mm

DDA

Checking

$176 mm

34%

8%

50%

8%

06/2004

31%

13%

48%

8%

09/2004

8%

32%

15%

45%

12/2004

Capital Ratios

5.92%

5.81%

12.29%

12.26%

12.44%

0%

2%

4%

6%

8%

10%

12%

14%

12/03

3/04

6/04

9/04

12/04

Equity to Assets

5.17%

5.14%

4.62%

4.94%

5.21%

0%

2%

4%

6%

12/03

3/04

6/04

9/04

12/04

Tangible Equity to Assets

Capital Ratios

5.20%

5.17%

5.00%

5.33%

5.62%

0%

2%

4%

6%

12/03

3/04

6/04

9/04

12/04

Tangible Equity to Tangible Assets

Bank Capital Ratio

7.97%

7.87%

7.57%

7.63%

8.01%

0%

2%

4%

6%

8%

10%

12/03

3/04

6/04

9/04

12/04

Tier 1 Core Capital Ratio

$20.9

$23.4

$36.6

$60.6

$67.1

$0

$10

$20

$30

$40

$50

$60

$70

12/03

3/04

6/04

9/04

12/04

Total Revenues

Operating Performance

($ in millions)

($ in millions)

Operating Performance

$12.4

$13.8

$22.9

$37.9

$38.5

$-

$5

$10

$15

$20

$25

$30

$35

$40

12/03

3/04

6/04

9/04

12/04

Net Interest Income

Operating Performance

3.23%

3.14%

3.51%

3.49%

3.38%

0%

1%

2%

3%

4%

12/03

3/04

6/04

9/04

12/04

Net Interest Margin

$1.4

$1.8

$3.0

$3.6

$6.7

$0

$1

$2

$3

$4

$5

$6

$7

12/03

3/04

6/04

9/04

12/04

Noninterest Income

Operating Performance

($ in millions)

Operating Performance Ratios

0.90%

0.89%

0.94%

1.05%

1.01%

0.0%

0.2%

0.4%

0.6%

0.8%

1.0%

1.2%

12/03

3/04

6/04

9/04

12/04

G&A to Average Assets

Operating Performance Ratios

25.8%

25.9%

25.3%

30.6%

28.1%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

35.0%

12/03

3/04

6/04

9/04

12/04

Efficiency Ratio

$6.2

$7.1

$10.9

$18.0

$20.2

$0

$2

$4

$6

$8

$10

$12

$14

$16

$18

$20

$22

12/03

3/04

6/04

9/04

12/04

Quarterly Net Income

($ in millions)

Earnings Performance

January 24, 2005

NASDAQ: “CCBI”

Fourth Quarter 2004 Earnings Call